   NUMBER                                                      SHARES
ANB                          @ACCESSNATIONALBANK.COM
                          PROGRESSIVE BUSINESS BANKING

                                                             SEE REVERSE FOR
                                                            CERTAIN DEFINITIONS

                                                             CUSIP 00432K 10 3


                               CHANTILLY VIRGINIA
                 ORGANIZED UNDER THE LAWS OF THE UNITED STATES


      THIS CERTIFIES THAT






      IS THE OWNER OF


                    FULLY PAID SHARES OF THE COMMON STOCK OF
                              ACCESS NATIONAL BANK

with a par value of fifty dollars ($50.00) each, transferable on the books of the Association by the holder hereof in person or by duly authorized attorney on surrender of this certificate properly endorsed.

    This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar. Witness the facsimile seal of the Association and the signatures of the duly authorized officers.

Dated:
                                     (SEAL)

COUNTERSIGNED AND REGISTERED
             ACCESS NATIONAL BANK
                                 TRANSFER AGENT
                                  AND REGISTRAR

    BY /s/ [ILLEGIBLE SIGNATURE]


AUTHORIZED SIGNATURE

/s/ [ILLEGIBLE SIGNATURE]                       /s/ [ILLEGIBLE SIGNATURE]

   CASHIER OR SECRETARY                   PRESIDENT AND CHIEF EXECUTIVE OFFICER

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                              ACCESS NATIONAL BANK

    KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED, THE ASSOCIATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION OF THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -as tenants in common           UNIF GIFT MIN ACT-_____Custodian_______
TEN ENT -as tenants by the entireties                     (Cust)        (Minor)
JT TEN  -as joint tenants with right of          under Uniform Gifts to Minors
         survivorship and not as tenants         Act___________________
         in common                                         (State)

    Additional abbreviations may also be used though not in the above list.


    FOR VALUE RECEIVED,_______________ hereby sell, assign and transfer unto

    PLEASE INSERT SOCIAL SECURITY OR OTHER
       IDENTIFYING NUMBER OF ASSIGNEE

_______________________________________________________________________________



_______________________________________________________________________________

Please print or typewrite name and address including postal zip code of assignee



_______________________________________________________________________________


_______________________________________________________________________________


_________________________________________________________________________shares of the Common Stock represented by the within certificate, and do hereby irrevocably constitute and appoint


______________________________________________________________________attorney, to transfer the said stock on the books of the within named Association, with full power of substitution in the premises.


Dated____________________________________.


                               ________________________________________________
                       NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
                               WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


      SIGNATURE(S) GUARANTEED: ________________________________________________
                               THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                               ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                               STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.